UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ARRIS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-37632	98-1241619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following resolutions were voted on at the ARRIS Annual General Meeting of Shareholders held on May 10, 2017:

1.	Election of directors to serve until the 2018 Annual General Meeting of Shareholders (each by separate resolution). Each of the nominees listed below was elected.

Nominee	Votes For	Votes Against	Abstained	Broker Non-Votes
a. Andrew Barron	154,433,241	922,960	112,442	14,717,954
b. Alex B. Best	153,889,902	1,468,064	110,677	14,717,954
c. J. Timothy Bryan	154,896,133	460,166	112,344	14,717,954
d. James A. Chiddix	154,869,758	486,233	112,652	14,717,954
e. Andrew T. Heller	154,885,830	468,969	113,844	14,717,954
f. Dr. Jeong H. Kim	154,858,592	499,077	110,974	14,717,954
g. Bruce McClelland	154,887,459	479,011	102,173	14,717,954
h. Robert J. Stanzione	154,075,716	1,290,705	102,222	14,717,954
i. Doreen A. Toben	154,858,843	489,682	120,118	14,717,954
j. Debora J. Wilson	154,840,275	518,857	109,511	14,717,954
k. David A. Woodle	154,679,951	677,446	111,246	14,717,954

2.	To cast a non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended December 31, 2016 (in accordance with legal requirements applicable to U.K. companies). The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
155,248,947	58,109	161,587	14,717,954

3.	To ratify the Audit Committee’s re-appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
168,755,265	1,291,561	139,771	N.A.

4.	To re-appoint Ernst & Young LLP as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the meeting until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company). The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
168,738,022	1,286,215	162,360	N.A.

5.	To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
169,523,111	323,511	339,975	N.A.

6.	To cast a non-binding advisory vote to approve executive compensation (“Say on Pay”) as disclosed in this proxy statement. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
147,624,384	7,731,815	112,444	14,717,954

7.	To cast a non-binding advisory vote on the frequency of future advisory votes to approve executive compensation.

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
141,132,757	101,012	14,105,036	129,838	14,717,954

8.	To cast a binding vote to approve the Directors’ Remuneration Policy. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
163,370,410	6,375,060	441,127	N.A.

9.	To cast a non-binding advisory vote to approve the Directors’ Remuneration Report (other than the part containing the Directors’ Remuneration Policy) for the year ended December 31, 2016. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
147,683,471	7,597,636	187,536	14,717,954

10.	To approve an amendment to the ARRIS International plc Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to increase the number of ordinary shares reserved for purchase under the ESPP from 6,800,000 shares to 10,800,000 shares, an increase of 4,000,000 shares. The resolution was approved.

Votes For	Votes Against	Abstained	Broker Non-Votes
154,309,818	1,047,598	111,227	14,717,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:	/s/ Patrick W. Macken
Patrick W. Macken
Senior Vice President, General Counsel, and Secretary

Date: May 15, 2017

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